COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

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New Issue Computational Materials
---------------------------------

$367,090,000 (Approximate)

Asset-Backed Certificates,
Series 2001-2

Bear Stearns Asset-Backed Securities, Inc.
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

EMC Mortgage Corporation
Wells Fargo Bank Minnesota, N.A.
Master Servicers

All Statistical Information based upon Information as of May 1, 2001


May 16, 2001

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

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              CERTIFICATE INFORMATION TO 10% OPTIONAL CLEAN-UP CALL

---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
             Certificate         Ratings           CE        Pass-Thru     Window      WAL           Certificate
  Class     Size (+/- 10%)     Mdy/S&P/Ftc     Levels (1)       Rate        (mos)     (yrs)             Type
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
  1-A1          $21,978,000    Aaa/AAA/AAA     8.50% (2)     6.64% (3)       1-5      0.20    Group 1- Senior Seuential
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
  1-A2         $180,573,000    Aaa/AAA/AAA     8.50% (2)     6.31% (3)      5-91      3.08    Group 1-Senior Sequential
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
  2-A1          $50,177,000    Aaa/AAA/AAA     8.50% (2)     5.11% (4)      1-26      1.00         Group 2- Senior
                                                                                                     Sequential
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
  2-A2          $20,774,000    Aaa/AAA/AAA     8.50% (2)     5.83% (4)      26-49     3.00         Group 2- Senior
                                                                                                     Sequential
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
  2-A3          $12,212,000    Aaa/AAA/AAA     8.50% (2)     6.64% (4)      49-74     5.00         Group 2- Senior
                                                                                                     Sequential
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
  2-A4          $13,392,000    Aaa/AAA/AAA     8.50% (2)    7.26% (4)(6)    74-91     7.27         Group 2- Senior
                                                                                                     Sequential
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
   3-A          $36,781,000    Aaa/AAA/AAA     8.50% (2)    7.50% (5)(6)    1-91      3.09         Group 3- Senior
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
  A-IO      $36,709,000 (7)    Aaa/AAA/AAA     8.50% (2)         (8)         N/A      2.49         NAS IO (30-mos)
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
   M-1          $11,013,000     Aa2/AA/AA      5.50% (2)     LIBOR (9)      38-91     5.08       Crossed Subordinate
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
   M-2          $10,646,000      A2/A/A        2.60% (2)     LIBOR (9)      37-91     5.06       Crossed Subordinate
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------
    B            $9,544,000   Baa2/BBB/BBB     0.00% (2)     LIBOR (9)      37-91     5.06       Crossed Subordinate
---------- ----------------- ---------------- ------------- ------------- ---------- -------- --------------------------

NOTES: Prepayment Pricing Speed Assumption is 22% CPR Certificates will be priced to a 10% clean-up call

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in August 2001, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 0.50% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3) The Pass-Through Rate for each Class of the Group 1-A Certificates will be equal to the fixed rate as stated above subject to the Group 1 net WAC cap.

(4) The Pass-Through Rate for each Class of the Group 2-A Certificates will be equal to the fixed rate as stated above subject to the Group 2 net WAC cap.

(5) The Pass-Through Rate for the Class 3-A Certificates will be equal to the fixed rate as stated above subject to the Group 3 net WAC cap.

(6) The Pass-Through Rate for the Class 1-A2, Class 2-A4 and Class 3-A Certificates is subject to an increase of 0.50% on the first distribution date after the first possible optional termination date.

(7) The Class A-IO Certificates will not have a certificate principal balance and will not be entitled to distributions of principal. The Class A-IO Certificates will accrue interest on their notional amount initially equal to the lesser of (i) the amount stated above or (ii) the unpaid principal balance of the mortgage loans.

(8) The Pass-Through Rate for the Class A-IO Certificates will be 8% for months 1-12, 7% for months 13-18, 5% for months 14-24 and 4% for months 25-30 in each case subject to a cap equal to the weighted average of the net mortgage rates on all of the mortgage loans.

(9) The Pass-Through Rate for the Class M and Class B Certificates will be a floating rate based upon One-Month LIBOR plus [TBD] subject to the least of the Group 1, Group 2 or Group 3 net WAC cap. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

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THE COLLATERAL

     - Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties. The mortgage loans have been split into three loan groups, loan group 1 and loan group 2 (conforming loan balances) and loan group 3 (nonconforming).
     - As of the Cut-Off Date, no more than approximately 5% of the mortgage loans will be 31-60 days delinquent. None of the mortgage loans will be more than 60 days delinquent.
     - The approximate weighted average FICO score is expected to be 645. (FICO score information has been obtained within the past 3-months with respect to the mortgage loans serviced by EMC Mortgage, First Union and National Bank of Commerce. All other FICO score data is provided from origination of the mortgage loan.)
     - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources as briefly described below:

----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
   Servicer/        Source of       Collateral     Principal     % of     % of     % of     % of     Gross     WAM
Master Servicer     Collateral     Description      Balance      MLG1     MLG2     MLG3     Pool      WAC    (mos.)
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
  First Union      BSMSI 1993-1   Seasoned Prime   $19,364,392     7.0%     0.0%   9.3%     5.2%     8.38%     243
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
  First Union      BSMSI 1993-2   Seasoned Prime    $9,750,885     3.7%     0.0%   3.7%     2.6%     8.45%     211
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
  First Union      BSMSI 1993-3   Seasoned Prime   $15,601,826     6.0%     0.0%   5.3%     4.2%     8.74%     254
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
First Nationwide    California    Seasoned Prime   $22,345,566     4.2%     0.0%   31.9%    6.0%     7.76%     290
                       PERS
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
  EMC Mortgage        United         Seasoned     $141,720,615    39.1%    51.1%   0.0%     38.3%   11.66%     148
                    Companies       Sub-Prime
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
  EMC Mortgage        Multi          Seasoned      $52,401,555     4.9%    35.5%   9.0%     14.2%    8.32%     301
                                    Sub-Prime
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
 GMAC Mortgage         GMAC          103% LTV      $11,225,607     0.7%     8.7%   0.8%     3.0%     9.00%     348
                                  with MI to 65%
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
 National Bank    National Bank      103% LTV      $10,056,829     2.5%     3.2%   2.6%     2.7%     8.96%     302
  of Commerce      of Commerce    with MI to 65%
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
Liberty Lending   Nomura 1994-1    Seasoned RTC    $16,633,294     7.3%     0.1%   0.7%     4.5%     9.48%     174
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------
  Wells Fargo      Wells Fargo     Scratch and     $70,761,913    24.4%     1.4%   36.7%    19.1%    7.55%     299
                                       Dent
----------------- --------------- --------------- ------------- -------- -------- -------- -------- -------- --------

------------------------------------------------- ------------- -------- -------- -------- -------- -------- --------
                                Total Portfolio:  $369,862,484     100%     100%     100%   100%     9.53%     229
------------------------------------------------- ------------- -------- -------- -------- -------- -------- --------

      ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING
       INFORMATION AS OF MAY 1, 2001 AND MAY DIFFER +/-10% FROM THE FINAL
          CHARACTERISTICS OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------

SUMMARY OF TERMS

DEPOSITOR:                         Bear Stearns Asset Backed Securities, Inc.

MORTGAGE LOAN SELLER:              EMC Mortgage Corporation

MASTER SERVICERS:                  EMC Mortgage Corporation and Wells Fargo Bank
                                   Minnesota, N.A.

UNDERLYING SERVICERS:              There are 5 underlying primary servicers who
                                   are EMC Mortgage, GMAC Mortgage, Wells Fargo,
                                   Liberty Lending and NBC. The two underlying master servicers are First Union and First
                                   Nationwide. There are approximately 15
                                   underlying primary servicers reporting
                                   directly to the underlying master servicers.

SOLE MANAGER:                      Bear, Stearns & Co. Inc.

TRUSTEE:                           Bankers Trust Company of California, N.A.

RATING AGENCIES:                   Moody's Investor Service, Standard & Poors
                                   Ratings Group and Fitch, Inc.

CUT-OFF DATE:                      June 1, 2001

CLOSING DATE:                      On or about June 29, 2001

DISTRIBUTION DATE:                 25th day of each month (or the next business
                                   day), commencing July 2001

OPTIONAL CALL:                     10% clean-up call

REGISTRATION:                      The Certificates will be available in
                                   book-entry form through DTC.

DENOMINATIONS:                     The Certificates are issuable in minimum
                                   denominations of an original amount of
                                   $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:               REMIC (one or more)

ERISA CONSIDERATIONS:              The Class A and Class M-1 Certificates may be
                                   purchased by a pension or other employee benefit plan subject to the Employee
                                   Retirement Income Security Act of 1974 or
                                   Section 4975 of the Internal Revenue Code of
                                   1986, or by an entity investing the assets of an employee benefit plan so long as certain conditions are met.

SMMEA ELIGIBILITY:                 The Class A and the Class M-1 Certificates
                                   will be 'mortgage related securities' for purposes of the Secondary Mortgage Market
                                   Enhancement Act of 1984.

P&I ADVANCES:                      Each Underlying Servicer will be obligated to
                                   advance, or cause to be advanced, cash
                                   advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Underlying
                                   Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each Underlying
                                   Servicer's obligation.

NET MORTGAGE RATE:                 On any mortgage loan, the then applicable
                                   mortgage rate thereon minus the sum of (1) the Underlying Servicing Fee Rate, (2) the
                                   Master Servicer's Fee Rate (if any) and (3) the Trustee's Fee Rate.

INTEREST PAYMENTS:                 On each Distribution Date holders of the
                                   Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

                                   The 'accrual period' for the Class A
                                   Certificates will be the calendar month
                                   immediately preceding the calendar month in which a Distribution Date occurs.

                                   The 'accrual period' for the Class M and Class B Certificates will be the period from and including the preceding distribution date (or from the closing date for the July 25, 2001 distribution) to and including the day prior to the current distribution date.

                                   The trustee will calculate interest on the Class A Certificates based on a 30/360 basis and on the Class M and Class B Certificates on an actual/360 basis.

PRINCIPAL PAYMENTS:                The Class M and B Certificates will not
                                   receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A
                                   Certificates is equal to zero.

                                   After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:                Subordination: Initially, 8.50% for the Class
                                   A Certificates, 5.50% for the Class M-1
                                   Certificates and 2.60 % for the Class M-2
                                   Certificates.

                                   o Overcollateralization ("OC")
                                     Initial (% Orig.)      0.00%
                                     OC Target (% Orig.)    0.50%
                                     Stepdown (% Current)   None
                                     OC Floor (% Orig.)     0.50%

                                   o Excess spread, which will initially be
                                     equal to approximately 204 bps per annum
                                     (before losses), is expected to be
                                     available to cover losses and to build OC commencing on the August 2001 Distribution Date.

INTEREST DISTRIBUTION AMOUNT:      For any distribution date and each class of
                                   offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional
                                   Amount of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

PRINCIPAL REMITTANCE AMOUNT:       With respect to any distribution date, the
                                   principal portion of all scheduled or
                                   unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT:     With respect to any distribution date, the
                                   Principal Remittance Amount plus the Extra
                                   Principal Distribution Amount.

EXTRA PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            lesser of (x) the Net Monthly Excess
                                   Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

NET MONTHLY EXCESS CASH-FLOW:      For any distribution date, the excess of (x)
                                   the Available Distribution Amount for such distribution date over (y) the sum for such distribution date of (A) the Interest
                                   Distribution Amounts for the certificates,
                                   (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the
                                   Principal Distribution Amount.

STEPDOWN DATE:                     The earlier to occur of (i) the distribution
                                   date on which the aggregate Certificate
                                   Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in June 2004 and (y) the first distribution date for which the aggregate
                                   Certificate Principal Balance of the Class M and Class B Certificates divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to 17.00%.

TRIGGER EVENT:                     A 'Trigger Event,' with respect to each
                                   Distribution Date after the Stepdown Date, exists if 60+ delinquencies exceed 50% of the aggregate amount of the Class M and Class B
                                   Certificates plus the Overcollateralization
                                   Amount.

PRIORITY OF PAYMENTS:              On each Distribution Date, distributions on
                                   the Certificates, to the extent of available funds, will be made according to the following priority:

                                        INTEREST DISTRIBUTIONS:

                                        1)   To the holders of the Class A-IO
                                             Certificates, the related Interest
                                             Distribution Amount and related
                                             Unpaid Interest Shortfall Amount;

                                        2)   (a) from the remaining Interest
                                             Distribution Amount in respect of
                                             the Group 1 Loans, to the holders
                                             of the Class 1-A Certificates, the
                                             related Interest Distribution
                                             Amount for such class for such
                                             distribution date, (b) from the
                                             remaining Interest Distribution
                                             Amount in respect of the Group 2
                                             Loans, to the holders of the Class
                                             2-A Certificates, the related
                                             Interest Distribution Amount for
                                             such classes, pro-rata, for such
                                             distribution date and (c) from the
                                             remaining Interest Distribution
                                             Amount in respect of the Group 3
                                             Loans, to the holders of the Class
                                             3-A Certificates, the related
                                             Monthly Interest Distribution
                                             Amount for such distribution date;

                                        3)   (a) from the remaining Interest
                                             Distribution Amount in respect of
                                             the Group 1 Loans, to the holders
                                             of the Class 1-A Certificates, the
                                             related Unpaid Interest Shortfall
                                             for such class for such
                                             distribution date, (b) from the
                                             remaining Interest Distribution
                                             Amount in respect of the Group 2
                                             Loans, to the holders of the Class
                                             2-A Certificates, the related
                                             Unpaid Interest Shortfall for such
                                             classes, pro-rata, for such
                                             distribution date and (c) from the
                                             remaining Interest Distribution
                                             Amount in respect of the Group 3
                                             Loans, to the holders of the Class
                                             3-A Certificates, the related
                                             Unpaid Interest Shortfall for such
                                             class for such distribution date;

                                        4)   (a) from the remaining Interest
                                             Distribution Amount in respect of
                                             the Group 1 Loans, to the holders
                                             of the Class 2-A and Class 3-A
                                             Certificates, the related Unpaid
                                             Interest Shortfall for each such
                                             class for such distribution date,
                                             (b) from the remaining Interest
                                             Distribution Amount in respect of
                                             the Group 2 Loans, to the holders
                                             of the Class 1-A and Class 3-A
                                             Certificates, the related Unpaid
                                             Interest Shortfall for each such
                                             class for such distribution date
                                             and (c) from the remaining Interest
                                             Distribution Amount in respect of
                                             the Group 3 Loans, to the holders
                                             of the Class 1-A and Class 2-A
                                             Certificates, the related Unpaid
                                             Interest Shortfall for each such
                                             class for such distribution date;

                                        5)   To the holders of the Class M-1,
                                             Class M-2 and Class B Certificates,
                                             sequentially, the Interest
                                             Distribution Amount for each such
                                             class;

                                        PRINCIPAL DISTRIBUTIONS:
                                        PRIOR TO THE STEPDOWN DATE OR ON WHICH A
                                        TRIGGER EVENT IS IN EFFECT

                                        1)   To the holders of the Class 1-A
                                             (sequentially beginning with Class
                                             1-A1), Class 2-A (sequentially
                                             beginning with Class 2-A1) and
                                             Class 3-A Certificates, the
                                             Principal Remittance Amount from
                                             the Group 1, Group 2 and the Group
                                             3 loans, respectively, until the
                                             Certificate Principal Balances
                                             thereof are reduced to zero; In
                                             addition, to the holders of the
                                             Class 1-A (sequentially beginning
                                             with Class 1-A1), Class 2-A
                                             (sequentially beginning with Class
                                             2-A1) and Class 3-A Certificates,
                                             the Extra Principal Distribution
                                             Amount, pro-rata, until the
                                             Certificate Principal Balances
                                             thereof are reduced to zero;

                                        2)   To the holders of the Class M-1,
                                             Class M-2 and Class B Certificates,
                                             sequentially, the Principal
                                             Distribution Amount for each such
                                             Class, until the Certificate
                                             Principal Balance thereof has been
                                             reduced to zero;

                                        ON OR AFTER THE STEPDOWN DATE ON WHICH A
                                        TRIGGER EVENT IS NOT IN EFFECT

                                        1)   From the Class A Principal
                                             Distribution Amount, to the holders
                                             of the Class 1-A (sequentially
                                             beginning with Class 1-A1), Class
                                             2-A (sequentially beginning with
                                             Class 2-A1) and Class 3-A
                                             Certificates, the Principal
                                             Remittance Amount from the Group 1,
                                             Group 2 and the Group 3 loans,
                                             respectively, until the Certificate
                                             Principal Balances thereof are
                                             reduced to zero; In addition, to
                                             the holders of the Class 1-A
                                             (sequentially beginning with Class
                                             1-A1), Class 2-A (sequentially
                                             beginning with Class 2-A1) and
                                             Class 3-A Certificates, the Extra
                                             Principal Distribution Amount,
                                             pro-rata, until the Certificate
                                             Principal Balances thereof are
                                             reduced to zero;

                                        2)   To the holders of the Class M-1
                                             Certificates, the Class M-1
                                             Principal Distribution Amount until
                                             the Certificate Principal Balance
                                             thereof has been reduced to zero;

                                        3)   To the holders of the Class M-2
                                             Certificates, the Class M-2
                                             Principal Distribution Amount until
                                             the Certificate Principal Balance
                                             thereof has been reduced to zero;
                                             and

                                        4)   To the holders of the Class B
                                             Certificates, the Class B Principal
                                             Distribution Amount until the
                                             Certificate Principal Balance
                                             thereof has been reduced to zero.

                                        NET MONTHLY EXCESS CASH-FLOW:

                                        1)   To the holders of the class or
                                             classes of Certificates then
                                             entitled to receive distributions
                                             in respect of principal, in an
                                             amount equal to any Extra Principal
                                             Distribution Amount, payable to
                                             such holders as part of the
                                             Principal Distribution Amount;

                                        2)   To the holders of the Class M-1
                                             Certificates, in an amount equal to
                                             the Unpaid Interest Shortfall
                                             Amount and any Allocated Realized
                                             Loss Amount, in that order, for
                                             such certificates;

                                        3)   To the holders of the Class M-2
                                             Certificates, in an amount equal to
                                             the Unpaid Interest Shortfall
                                             Amount and any Allocated Realized
                                             Loss Amount, in that order, for
                                             such certificates;

                                        4)   To the holders of the Class B
                                             Certificates, in an amount equal to
                                             the Unpaid Interest Shortfall
                                             Amount and any Allocated Realized
                                             Loss Amount, in that order, for
                                             such certificates; and

                                        5)   To the holders of the other
                                             Certificates, as provided in the
                                             pooling and servicing agreement.

CLASS A PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (x)
                                   the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (y) the difference between (a) the aggregate Stated
                                   Principal Balance of the mortgage loans as of the last day of the related due period and
                                   (b) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period multiplied by the sum of
                                   (A) approximately 17.00% and (B) the Current
                                   Specified Overcollateralization Percentage.

CLASS M-1 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (x)
                                   the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (y) the difference between (a) the aggregate Stated
                                   Principal Balance of the mortgage loans as of the last day of the related due period and
                                   (b) the sum of (1) the Certificate Principal
                                   Balance of the Class A Certificates and (2) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period multiplied by the sum of
                                   (A) approximately 11.00% and (B) the Current
                                   Specified Overcollateralization Percentage.

CLASS M-2 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (x)
                                   the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (y) the difference between (a) the aggregate Stated
                                   Principal Balance of the mortgage loans as of the last day of the related due period and
                                   (b) the sum of (1) the Certificate Principal
                                   Balance of the Class A Certificates, (2) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates and (3) the aggregate Stated
                                   Principal Balance of the mortgage loans as of the last day of the related due period multiplied by the sum of (A) approximately
                                   5.20% and (B) the Current Specified
                                   Overcollateralization Percentage.

CLASS B PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (x)
                                   the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (y) the difference between (a) the aggregate Stated
                                   Principal Balance of the mortgage loans as of the last day of the related due period and
                                   (b) the sum of (1) the Certificate Principal
                                   Balance of the Class A Certificates, (2) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates, (3) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates and (4) the aggregate Stated
                                   Principal Balance of the mortgage loans as of the last day of the related due period multiplied by the Current Specified
                                   Overcollateralization Percentage.

CURRENT SPECIFIED                  For any distribution date, a percentage equal
OVERCOLLATERALIZATION PERCENTAGE:  to (a) the Overcollateralization Target
                                   Amount divided by (b) the aggregate Stated
                                   Principal Balance of the mortgage loans as of the last day of the related due period.

OVERCOLLATERALIZATION DEFICIENCY   For any distribution date, the amount, if
AMOUNT:                            any, by which the Overcollateralization
                                   Target Amount exceeds the Overcollateralized
                                   Amount on such distribution date.

OVERCOLLATERALIZATION TARGET       Equal to 0.50% of the Cut-Off Date unpaid
AMOUNT:                            principal balance. As of May 1, 2001 the OC
                                   Target Amount would have been approximately
                                   $1.8 million.

OVERCOLLATERALIZED AMOUNT:         For any distribution date, the amount, if
                                   any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates (other than the Class A-IO Certificates) as of such distribution date.

REALIZED LOSSES:                   Any loss on a mortgage loan attributable to
                                   the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

ALLOCATION OF LOSSES:              Any Realized Losses on the mortgage loans
                                   will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the
                                   Overcollateralization Amount, third, to the
                                   Class B Certificates, fourth, to the Class
                                   M-2 Certificates, and fifth, to the Class M-1
                                   Certificates. The pooling and servicing
                                   agreement does not permit the allocation of Realized Losses to the Class A Certificates.

                                   Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts will be reinstated thereafter to the extent of funds available from Net Monthly Excess Cashflow.

ALLOCATED REALIZED LOSS AMOUNT:    With respect to any class of Class M or Class
                                   B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated
                                   Realized Loss Amount for that class remaining unpaid from the previous distribution date.

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                          PREPAYMENT SENSITIVITY TABLES

Class 1-A1 (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate            0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     1.04       0.33       0.24       0.20       0.17       0.15       0.13       0.11
Modified Duration (years)                0.96       0.32       0.24       0.20       0.16       0.14       0.13       0.11
First Principal Payment               7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01
Last Principal Payment                7/25/03    2/25/02   12/25/01   11/25/01   10/25/01    9/25/01    9/25/01    8/25/01
Principal Lockout (months)                  0          0          0          0          0          0          0          0
Principal Window (months)                  25          8          6          5          4          3          3          2
Illustrative Yield at par (30/360)      6.28%      5.35%      4.86%      4.46%      4.02%      3.65%      3.22%      2.73%
---------------------------------------------------------------------------------------------------------------------------

Class 1-A1 (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate            0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     1.04       0.33       0.24       0.20       0.17       0.15       0.13       0.11
Modified Duration (years)                0.96       0.32       0.24       0.20       0.16       0.14       0.13       0.11
First Principal Payment               7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01
Last Principal Payment                7/25/03    2/25/02   12/25/01   11/25/01   10/25/01    9/25/01    9/25/01    8/25/01
Principal Lockout (months)                  0          0          0          0          0          0          0          0
Principal Window (months)                  25          8          6          5          4          3          3          2
Illustrative Yield at par (30/360)      6.27%      5.35%      4.86%      4.46%      4.02%      3.65%      3.22%      2.73%
---------------------------------------------------------------------------------------------------------------------------

Class 1-A2 (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate            0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    11.62       5.27       3.83       3.08       2.44       2.04       1.65       1.40
Modified Duration (years)                7.42       4.07       3.14       2.60       2.12       1.80       1.49       1.28
First Principal Payment               7/25/03    2/25/02   12/25/01   11/25/01   10/25/01    9/25/01    9/25/01    8/25/01
Last Principal Payment                8/25/24    7/25/14   11/25/10    1/25/09    7/25/07    8/25/06    9/25/05    3/25/05
Principal Lockout (months)                 25          8          6          5          4          3          3          2
Principal Window (months)                 254        150        108         87         70         60         49         44
Illustrative Yield at par (30/360)      6.33%      6.29%      6.26%      6.23%      6.20%      6.16%      6.11%      6.07%
---------------------------------------------------------------------------------------------------------------------------

Class 1-A2 (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate            0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    11.64       5.54       4.09       3.29       2.61       2.19       1.78       1.51
Modified Duration (years)                7.42       4.17       3.27       2.72       2.23       1.90       1.58       1.36
First Principal Payment               7/25/03    2/25/02   12/25/01   11/25/01   10/25/01    9/25/01    9/25/01    8/25/01
Last Principal Payment                6/25/26   11/25/22   10/25/19   11/25/16   12/25/13    2/15/12    5/25/10    2/25/09
Principal Lockout (months)                 25          8          6          5          4          3          3          2
Principal Window (months)                 300        250        215        181        147        126        105         91
Illustrative Yield at par (30/360)      6.34%      6.31%      6.28%      6.26%      6.23%      6.20%      6.16%      6.11%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------

                          PREPAYMENT SENSITIVITY TABLES

Class 2-A1 (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate            0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     5.16       1.77       1.26       1.00       0.79       0.67       0.56       0.49
Modified Duration (years)                4.27       1.63       1.18       0.95       0.76       0.64       0.54       0.47
First Principal Payment               7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01
Last Principal Payment                5/25/12    5/25/05    3/25/04    8/25/03    3/25/03   12/25/02    9/25/02    7/25/02
Principal Lockout (months)                  0          0          0          0          0          0          0          0
Principal Window (months)                 131         47         33         26         21         18         15         13
Illustrative Yield at par (30/360)      5.08%      4.96%      4.88%      4.80%      4.71%      4.63%      4.53%      4.44%
---------------------------------------------------------------------------------------------------------------------------

Class 2-A1 (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate              0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     5.16       1.77       1.26       1.00       0.79       0.67       0.56       0.49
Modified Duration (years)                4.27       1.63       1.18       0.95       0.76       0.64       0.54       0.47
First Principal Payment               7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01
Last Principal Payment                5/25/12    5/25/05    3/25/04    8/25/03    3/25/03   12/25/02    9/25/02    7/25/02
Principal Lockout (months)                  0          0          0          0          0          0          0          0
Principal Window (months)                 131         47         33         26         21         18         15         13
Illustrative Yield at par (30/360)      5.08%      4.96%      4.88%      4.80%      4.71%      4.63%      4.53%      4.44%
---------------------------------------------------------------------------------------------------------------------------

Class 2-A2 (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate              0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    15.23       5.30       3.80       3.00       2.30       1.94       1.61       1.40
Modified Duration (years)                9.76       4.42       3.31       2.67       2.10       1.79       1.50       1.31
First Principal Payment               5/25/12    5/25/05    3/25/04    8/25/03    3/25/03   12/25/02    9/25/02    7/25/02
Last Principal Payment                4/25/21    7/25/08    7/25/06    7/25/05    6/25/04   12/25/03    7/25/03    4/25/03
Principal Lockout (months)                131         47         33         26         21         18         15         13
Principal Window (months)                 108         39         29         24         16         13         11         10
Illustrative Yield at par (30/360)      5.86%      5.81%      5.78%      5.76%      5.72%      5.68%      5.64%      5.60%
---------------------------------------------------------------------------------------------------------------------------

Class 2-A2 (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate             0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    15.23       5.30       3.80       3.00       2.30       1.94       1.61       1.40
Modified Duration (years)                9.76       4.42       3.31       2.67       2.10       1.79       1.50       1.31
First Principal Payment               5/25/12    5/25/05    3/25/04    8/25/03    3/25/03   12/25/02    9/25/02    7/25/02
Last Principal Payment                4/25/21    7/25/08    7/25/06    7/25/05    6/25/04   12/25/03    7/25/03    4/25/03
Principal Lockout (months)                131         47         33         26         21         18         15         13
Principal Window (months)                 108         39         29         24         16         13         11         10
Illustrative Yield at par (30/360)      5.86%      5.81%      5.78%      5.76%      5.72%      5.68%      5.64%      5.60%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------

                          PREPAYMENT SENSITIVITY TABLES

Class 2-A3 (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate            0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    21.80       8.52       6.23       5.00       3.95       3.14       2.43       2.11
Modified Duration (years)               11.20       6.30       4.95       4.12       3.36       2.74       2.18       1.91
First Principal Payment               4/25/21    7/25/08    7/25/06    7/25/05    6/25/04   12/25/03    7/25/03    4/25/03
Last Principal Payment                8/25/24   12/25/11    1/25/09    8/25/07    5/25/06    7/25/05    4/25/04   12/25/03
Principal Lockout (months)                238         85         61         49         36         30         25         22
Principal Window (months)                  41         42         31         26         24         20         10          9
Illustrative Yield at par (30/360)      6.69%      6.66%      6.64%      6.63%      6.60%      6.57%      6.53%      6.50%
---------------------------------------------------------------------------------------------------------------------------

Class 2-A3 (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate            0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    21.85       8.52       6.23       5.00       3.95       3.14       2.43       2.11
Modified Duration (years)               11.21       6.30       4.95       4.12       3.36       2.74       2.18       1.91
First Principal Payment               4/25/21    7/25/08    7/25/06    7/25/05    6/25/04   12/25/03    7/25/03    4/25/03
Last Principal Payment                3/25/25   12/25/11    1/25/09   12/25/07    5/25/06    7/25/05    4/25/04   12/25/03
Principal Lockout (months)                238         85         61         49         36         30         25         22
Principal Window (months)                  48         42         31         26         24         20         10          9
Illustrative Yield at par (30/360)      6.69%      6.66%      6.64%      6.63%      6.60%      6.57%      6.53%      6.50%
---------------------------------------------------------------------------------------------------------------------------

Class 2-A4 (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment Rate            0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    23.16      12.56       9.00       7.27       5.82       4.93       3.97       3.23
Modified Duration (years)               10.88       7.98       6.40       5.47       4.59       4.01       3.33       2.78
First Principal Payment               8/25/24   12/25/11    1/25/09    8/25/07    5/25/06    7/25/05    4/25/04   12/25/03
Last Principal Payment                8/25/24    7/25/14   11/25/10    1/25/09    7/25/07    8/25/06    9/25/05    3/25/05
Principal Lockout (months)                278        126         91         74         59         49         34         30
Principal Window (months)                   1         32         23         18         15         14         18         16
Illustrative Yield at par (30/360)      7.33%      7.31%      7.30%      7.28%      7.27%      7.25%      7.23%      7.19%
---------------------------------------------------------------------------------------------------------------------------

Class 2-A4 (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                     0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    25.30      15.14      11.02       8.85       7.06       5.98       4.88       3.96
Modified Duration (years)               11.25       8.78       7.23       6.23       5.28       4.64       3.93       2.28
First Principal Payment               3/25/25   12/25/11    1/25/09    8/25/07    5/25/06    7/25/05    4/25/04   12/25/03
Last Principal Payment                3/25/28   12/25/23    5/25/20    3/25/17    2/25/14    3/25/12    6/25/10    3/25/09
Principal Lockout (months)                285        126         91         74         59         49         34         30
Principal Window (months)                  37        145        137        116         94         81         75         64
Illustrative Yield at par (30/360)      7.34%      7.36%      7.36%      7.36%      7.35%      7.34%      7.33%      7.33%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------

                          Prepayment Sensitivity Tables

Class 3-A (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                     0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    16.22       5.85       3.99       3.10       2.39       1.97       1.58       1.33
Modified Duration (years)                8.61       4.22       3.14       2.55       2.05       1.73       1.42       1.21
First Principal Payment               7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01
Last Principal Payment                8/25/24    7/25/14   11/25/10    1/25/09    7/25/07    8/25/06    9/25/05    3/25/05
Principal Lockout (months)                  0          0          0          0          0          0          0          0
Principal Window (months)                 278        157        113         91         73         62         51         45
Illustrative Yield at par (30/360)      7.36%      7.09%      6.90%      6.74%      6.52%      6.32%      6.03%      5.74%
---------------------------------------------------------------------------------------------------------------------------


Class 3-A (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                    0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    16.76       6.57       4.53       3.50       2.69       2.21       1.77       1.48
Modified Duration (years)                8.70       4.44       3.37       2.75       2.22       1.88       1.55       1.33
First Principal Payment               7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01    7/25/01
Last Principal Payment               12/25/28   11/25/24    3/25/21   12/25/17    8/25/14    8/25/12    9/25/10    7/25/09
Principal Lockout (months)                  0          0          0          0          0          0          0          0
Principal Window (months)                 330        281        237        198        158        134        111         97
Illustrative Yield at par (30/360)      7.36%      7.12%      6.95%      6.81%      6.61%      6.42%      6.17%      5.90%
---------------------------------------------------------------------------------------------------------------------------


Class A-IO (to call/mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                     0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     2.49       2.49       2.49       2.49       2.49       2.49       2.49       2.49
Modified Duration (years)                1.05       1.05       1.05       1.05       1.05       1.05       1.05       1.05
First Principal Payment              12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Principal Payment               12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Principal Lockout (months)                 30         30         30         30         30         30         30         30
Principal Window (months)                   1          1          1          1          1          1          1          1
Illustrative Yield at par (30/360)      5.75%      5.75%      5.75%      5.75%      5.75%      5.75%      5.75%      5.75%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------


                          Prepayment Sensitivity Tables

Class M-1 (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                     0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    18.88       8.62       6.23       5.08       4.29       3.93       3.73       3.70
Modified Duration (years)               11.95       6.74       5.17       4.35       3.76       3.49       3.33       3.32
First Principal Payment               3/25/13    9/25/05    7/25/04    8/25/04    9/25/04   10/25/04   11/25/04    1/25/05
Last Principal Payment                8/25/24    7/25/14   11/25/10    1/25/09    7/25/07    8/25/06    9/25/05    3/25/05
Principal Lockout (months)                141         51         37         38         39         40         41         43
Principal Window (months)                 138        107         77         54         35         23         11          3
Illustrative Yield at par (30/360)      4.92%      4.92%      4.92%      4.92%      4.92%      4.92%      4.92%      4.92%
---------------------------------------------------------------------------------------------------------------------------

Class M-1 (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                       0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    19.28       9.47       6.97       5.68       4.76       4.33       4.07       4.05
Modified Duration (years)               12.07       7.13       5.57       4.71       4.08       3.77       3.59       3.58
First Principal Payment               3/25/13    9/25/05    7/25/04    8/25/04    9/25/04   10/25/04   11/25/04    1/25/05
Last Principal Payment                1/25/29    1/25/25    5/25/21    2/25/18   10/25/14   10/25/12   11/25/10    8/25/09
Principal Lockout (months)                141         51         37         38         39         40         41         43
Principal Window (months)                 191        233        203        163        122         97         73         56
Illustrative Yield at par (30/360)      4.92%      4.94%      4.95%      4.95%      4.95%      4.95%      4.95%      4.95%
---------------------------------------------------------------------------------------------------------------------------


Class M-2 (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                       0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    18.88       8.62       6.23       5.06       4.24       3.84       3.55       3.46
Modified Duration (years)               11.45       6.58       5.07       4.27       3.67       3.37       3.15       3.08
First Principal Payment               3/25/13    9/25/05    7/25/04    7/25/04    7/25/04    8/25/04    8/25/04    9/25/04
Last Principal Payment                8/25/24    7/25/14   11/25/10    1/25/09    7/25/07    8/25/06    9/25/05    3/25/05
Principal Lockout (months)                141         51         37         37         37         38         38         39
Principal Window (months)                 138        107         77         55         37         25         14          7
Illustrative Yield at par (30/360)      5.44%      5.44%      5.44%      5.44%      5.44%      5.44%      5.44%      5.44%
---------------------------------------------------------------------------------------------------------------------------


Class M-2 (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                     0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    19.28       9.47       6.97       5.66       4.72       4.24       3.90       3.75
Modified Duration (years)               11.56       6.94       5.45       4.62       3.98       3.64       3.40       3.30
First Principal Payment               3/25/13    9/25/05    7/25/04    7/25/04    7/25/04    8/25/04    8/25/04    9/25/04
Last Principal Payment                1/25/29    3/25/25    8/25/21    4/25/18   12/25/14   11/25/12   12/25/10    9/25/09
Principal Lockout (months)                141         51         37         37         37         38         38         39
Principal Window (months)                 191        235        206        166        126        100         77         61
Illustrative Yield at par (30/360)      5.44%      5.47%      5.48%      5.48%      5.49%      5.49%      5.49%      5.48%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------


                          Prepayment Sensitivity Tables

Class B (to call)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                     0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    18.88       8.62       6.23       5.06       4.21       3.77       3.43       3.28
Modified Duration (years)               10.57       6.29       4.90       4.14       3.56       3.24       2.99       2.88
First Principal Payment               3/25/13    9/25/05    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04
Last Principal Payment                8/25/24    7/25/14   11/25/10    1/25/09    7/25/07    8/25/06    9/25/05    3/25/05
Principal Lockout (months)                141         51         37         37         37         37         37         37
Principal Window (months)                 138        107         77         55         37         26         15          9
Illustrative Yield at par (30/360)      6.43%      6.43%      6.43%      6.43%      6.43%      6.43%      6.43%      6.43%
---------------------------------------------------------------------------------------------------------------------------

Class B (to mty)
---------------------------------------------------------------------------------------------------------------------------
% of Constant Prepayment
Rate                                     0%        11%        17%        22%        28%        33%        39%        44%
---------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    19.28       9.48       6.97       5.67       4.69       4.18       3.77       3.57
Modified Duration (years)               10.66       6.61       5.24       4.46       3.84       3.50       3.23       3.08
First Principal Payment               3/25/13    9/25/05    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04    7/25/04
Last Principal Payment                2/25/29    4/25/25    9/25/21    6/25/18    2/25/15    1/25/13    2/25/11   10/25/09
Principal Lockout (months)                141         51         37         37         37         37         37         37
Principal Window (months)                 192        236        207        168        128        103         80         64
Illustrative Yield at par (30/360)      6.43%      6.48%      6.50%      6.50%      6.51%      6.51%      6.51%      6.50%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
               PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF MAY 1, 2001
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LOAN GROUP                                  GROUP 1               GROUP 2                GROUP 3            TOTAL POOL
-----------------------------------------------------------------------------------------------------------------------
 Expected Pool Balance                 $223,219,140          $106,334,089            $40,309,255          $369,862,484
 Average Balance                            $49,715               $39,574               $341,604               $50,701
 % Conforming Balances                         100%                  100%                  0.00%                89.10%
-----------------------------------------------------------------------------------------------------------------------
 WA Gross WAC                               9.5191%              10.1646%                7.9573%               9.5345%
 Range of Gross WAC                5.000% - 16.990%      3.000% - 17.750%       6.750% - 10.375%      3.000% - 17.750%
 WA Net WAC (%)                             9.0610%               9.6824%                7.5531%               9.0753%
 WAM (mos)                                      212                   237                    306                   229
 WA Age (mos)                                    79                    50                     50                    68
 WA Orig. Term (mos)                            294                   285                    355                   298
-----------------------------------------------------------------------------------------------------------------------
 Balloon / Fully Amortizing          0.42% / 99.58%        0.96% / 99.04%        0.00% / 100.00%        0.53% / 99.47%
 First Lien / Second Lien           100.00% / 0.00%       100.00% / 0.00%        100.00% / 0.00%       100.00% / 0.00%
-----------------------------------------------------------------------------------------------------------------------
CURRENT BALANCE
$0 - $49,999                                 32.74%                39.07%                  0.00%                31.00%
$50,000 - $99,999                            20.33%                26.69%                  0.00%                19.94%
$100,000 - $149,999                          14.78%                19.21%                  0.00%                14.44%
$150,000 - $199,999                          12.35%                 9.04%                  0.00%                10.05%
$200,000 - $249,999                          12.06%                 4.27%                  0.00%                 8.50%
$250,000 - $299,999                           7.74%                 1.73%                 31.92%                 8.65%
$300,000 - $349,999                           0.00%                 0.00%                 32.88%                 3.59%
$350,000 - $399,999                           0.00%                 0.00%                 16.42%                 1.79%
$400,000 - $449,999                           0.00%                 0.00%                  3.17%                 0.35%
$450,000 - $499,999                           0.00%                 0.00%                  3.48%                 0.38%
$500,000 - $549,999                           0.00%                 0.00%                  1.27%                 0.14%
$550,000 - $599,999                           0.00%                 0.00%                  4.26%                 0.47%
$600,000 - $649,999                           0.00%                 0.00%                  4.58%                 0.50%
$650,000 or above                             0.00%                 0.00%                  2.01%                 0.22%
-----------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Up to 5.999%                                  0.32%                 0.37%                  0.00%                 0.30%
6.000% - 6.999%                               6.41%                 3.96%                  7.22%                 5.80%
7.000% - 7.999%                              16.04%                14.85%                 51.25%                19.54%
8.000% - 8.999%                              27.19%                20.65%                 31.84%                25.83%
9.000% - 9.999%                              15.17%                12.76%                  6.12%                13.49%
10.000% - 10.999%                            10.59%                 9.51%                  3.56%                 9.52%
11.000% - 11.999%                            11.84%                13.45%                  0.00%                11.01%
12.000% - 12.999%                             5.22%                11.07%                  0.00%                 6.33%
13.000% - 13.999%                             4.49%                 8.58%                  0.00%                 5.16%
14.000% - 14.999%                             2.50%                 3.84%                  0.00%                 2.62%
15.000% - 15.999%                             0.16%                 0.65%                  0.00%                 0.28%
16.000% - 16.999%                             0.04%                 0.26%                  0.00%                 0.10%
17.000% and above                             0.00%                 0.04%                  0.00%                 0.02%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
               PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF MAY 1, 2001
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LOAN GROUP                                  GROUP 1               GROUP 2                GROUP 3            TOTAL POOL
-----------------------------------------------------------------------------------------------------------------------
AGE (MONTHS)
0 - 12                                        5.42%                14.70%                 11.45%                 8.74%
13 - 24                                      11.00%                14.33%                 11.69%                12.04%
25 - 36                                       8.42%                16.60%                 23.61%                12.43%
37 - 48                                       3.24%                 5.61%                 19.62%                 5.70%
49 - 60                                       0.82%                 1.91%                  3.57%                 1.43%
61 - 72                                       0.66%                 6.49%                  5.14%                 2.82%
73 - 84                                      19.78%                28.36%                  0.69%                20.17%
85 - 96                                      17.74%                 7.81%                  0.73%                13.03%
97 - 108                                     19.32%                 1.99%                 17.08%                14.09%
109 and above                                13.61%                 2.19%                  6.43%                 9.55%
-----------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM
15 Years                                     26.40%                31.24%                  2.35%                25.17%
30 Years                                     73.60%                68.76%                 97.65%                74.83%
-----------------------------------------------------------------------------------------------------------------------
 CREDIT SCORE
    Weighted Average                            652                   616                    701                   645
    Not Available                            17.83%                 1.50%                 18.99%                13.26%
    Up to 549                                12.95%                27.51%                  5.06%                16.27%
    550 to 599                               12.67%                19.02%                  2.47%                13.38%
    600 to 649                               13.14%                15.07%                 11.69%                13.53%
    650 to 699                               14.63%                14.41%                 12.02%                14.29%
    700 to 749                               15.00%                15.68%                 25.10%                16.30%
    750 to 799                               12.47%                 6.60%                 22.20%                11.84%
    800 and above                             1.31%                 0.21%                  2.47%                 1.12%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 ORIGINAL LTV
 Weighted Average                            78.34%                86.77%                 78.39%                80.75%
 % LTV's > 80%                               42.21%                69.68%                 35.56%                49.49%
 % of LTV's > 80% with MI                    39.59%                35.05%                 80.72%                41.06%
Insurance
-----------------------------------------------------------------------------------------------------------------------
CURRENT LTV
Weighted Average                             69.13%                80.02%                 76.81%                73.10%
Up to 10.00%                                  0.31%                 0.21%                  0.00%                 0.24%
10.01 - 20.00%                                0.97%                 0.99%                  0.00%                 0.87%
20.01% - 30.00%                               2.15%                 1.65%                  1.06%                 1.88%
30.01% - 40.00%                               3.62%                 2.82%                  0.74%                 3.08%
40.01% - 50.00%                               7.81%                 4.43%                  4.51%                 6.48%
50.01% - 60.00%                              13.32%                 6.78%                  6.53%                10.70%
60.01% - 70.00%                              18.55%                13.07%                 17.70%                16.88%
70.01% - 80.00%                              29.06%                19.03%                 34.22%                26.74%
80.01% - 90.00%                              14.23%                19.19%                 20.68%                16.36%
90.01% and above                              9.98%                31.83%                 14.57%                16.77%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                      COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                          BEAR STEARNS ASSET BACKED SECURITIES
                                      ASSET-BACKED CERTIFICATES, SERIES 2001-2

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE
               PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF MAY 1, 2001
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LOAN GROUP                                  GROUP 1               GROUP 2                GROUP 3            TOTAL POOL
-----------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                              93.50%                95.55%                 95.87%                94.36%
 Investor Property                            1.76%                 2.34%                  4.13%                 2.18%
 Second Home                                  4.73%                 2.11%                  0.00%                 3.46%
-----------------------------------------------------------------------------------------------------------------------
LOAN PURPOSE
 Purchase Money                              44.42%                44.67%                 58.75%                46.05%
 Cash-Out Refi                               43.33%                43.21%                 17.32%                40.46%
 Rate/Term Refi                              12.25%                12.11%                 23.93%                13.48%
-----------------------------------------------------------------------------------------------------------------------
INSURANCE
 Conventional MI                             17.41%                74.52%                 29.51%                21.05%
 Non-MI                                      82.59%                25.48%                 70.49%                78.95%
-----------------------------------------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (>
5%)
 California                                  18.23%                 8.88%                 48.05%                18.79%
 Florida                                      7.06%                 8.40%                    ---                 6.76%
 North Carolina                               5.51%                 5.26%                    ---                   ---
 New York                                     8.98%                   ---                 11.47%                 8.03%
 Pennsylvania                                   ---                 5.26%                    ---                   ---
 Massachusetts                                  ---                   ---                  5.27%                   ---
 Ohio                                           ---                 5.38%                    ---                   ---
 New Jersey                                     ---                   ---                  6.20%                   ---
-----------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE
 Single Family Detached                      85.25%                84.25%                 78.50%                84.22%
 Condominium                                  4.43%                 3.70%                  1.74%                 3.93%
 2-4 Family                                   8.03%                 4.65%                  7.16%                 6.97%
 Planned Unit Development                     1.24%                 2.11%                 12.61%                 2.72%
 Mobile/Manufactured Home                     1.06%                 5.30%                  0.00%                 2.16%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.